UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2020

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55167	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd Edina, Minnesota	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	OTCQB

Item 5.07. Submission of Matters to a Vote of Security Holders

At a Regular Meeting of Stockholders (the “Meeting”) of PetVivo Holdings, Inc (the “Company”) held on September 22, 2020, the stockholders of the Company voted on the following four proposals, and each of these proposals was approved by stockholders holding a majority of outstanding common stock of the Company.

Proposal One – Approval of Reverse Stock Split

The stockholders approved a future amendment to our Articles of Incorporation at the discretion of our board of directors to effect a reverse stock split of outstanding common stock of the Company, at a reverse split ratio ranging from any whole number between one-for-two to one-for-sixteen as selected by our board of directors, based on the following votes of our stockholders:

For	Against	Abstain
16,589,731 shares	61,027 shares	None

Proposal Two – Increase in Authorized Common Stock

The stockholders approved another amendment to our Articles of Incorporation to effect, but only if Proposal One is implemented by our board of directors, an increase in the total number of authorized shares of our common stock to 250 million common shares, based on the following votes of our stockholders:

For	Against	Abstain
14,446,444 shares	61,027 shares	2,143,287 shares

Proposal Three – Approval of 2020 Equity Incentive Plan

The stockholders approved our proposed 2020 PetVivo Holdings, Inc. Equity Incentive Plan to provide future equity participation in the Company for qualified key employees and other valuable service providers, based on the following votes of our stockholders:

For	Against	Abstain
16,589,731 shares	61,027 shares	None

Proposal Four – Ratification of Independent Auditors

The stockholders approved the proposed ratification of our selection of Assurance Dimensions to serve as our independent auditors for our fiscal year ending March 31, 2021, based on the following votes of our stockholders:

For	Against	Abstain
16,589,731 shares	61,027 share	None

The above four proposals submitted to vote of our security holders at the Meeting are described in detail in the Company’s definitive Information Statement for the Meeting which was filed with the Securities and Exchange Commission on September 1, 2020. Having received the approval of our stockholders at the Meeting, our board of directors now has the discretion to determine if and when to effect a reverse stock split and the reverse stock split ratio. The Company will promptly announce any future determination by our board of directors on these matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: September 24, 2020	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer